OTHER RECEIVABLES, PREPAYMENTS AND OTHER CURRENT ASSETS, PREPAYMENTS AND OTHER NON - CURRENT ASSETS - Prepayments and other current assets (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
OTHER RECEIVABLES, PREPAYMENTS AND OTHER CURRENT ASSETS, PREPAYMENTS AND OTHER NON - CURRENT ASSETS.
Prepaid insurance premiums	$ 762	$ 497
Other prepayments	154	202
Deductible value-added tax input	31	17
Total	$ 947	$ 716